                                  EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the 2000 Stock Option Plan of NCO Portfolio Management, Inc. of our report dated January 25, 2002, with respect to the consolidated financial statements of NCO Portfolio Management, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.




                                                            /s/Ernst & Young LLP


Philadelphia, PA
March 20, 2002